UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code:

1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: March 31, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUNDS, INC.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

FORM N-Q

MARCH 31, 2010

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 56.9%
CONSUMER DISCRETIONARY - 2.3%
Automobiles - 0.1%
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	$1,178,000	$441,750	(a)

Media - 1.6%
Comcast Corp., Senior Notes	6.500%	1/15/17	1,190,000	1,322,935
Comcast Corp., Senior Notes	5.150%	3/1/20	970,000	978,717
Reed Elsevier Capital Inc.	7.750%	1/15/14	580,000	667,478
Time Warner Cable Inc., Senior Notes	6.200%	7/1/13	40,000	44,140
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	2,140,000	2,511,100
Time Warner Inc., Senior Subordinated Notes	6.875%	5/1/12	1,248,000	1,372,744
WPP Finance UK, Senior Notes	8.000%	9/15/14	890,000	1,022,599

Total Media				7,919,713

Multiline Retail - 0.6%
JC Penney Corp. Inc.	5.750%	2/15/18	610,000	610,763
Macy’s Retail Holdings Inc.	5.350%	3/15/12	1,050,000	1,102,500
Macy’s Retail Holdings Inc., Notes	5.750%	7/15/14	1,470,000	1,499,400

Total Multiline Retail				3,212,663

TOTAL CONSUMER DISCRETIONARY				11,574,126

CONSUMER STAPLES - 2.4%
Beverages - 0.9%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	1,200,000	1,237,897
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	130,000	130,400	(b)
Bottling Group LLC	6.950%	3/15/14	1,310,000	1,516,599
Diageo Capital PLC, Notes	7.375%	1/15/14	1,050,000	1,221,078

Total Beverages				4,105,974

Food & Staples Retailing - 0.5%
Kroger Co., Notes	3.900%	10/1/15	865,000	875,609
Wal-Mart Stores Inc.	4.250%	4/15/13	930,000	992,555
Walgreen Co., Senior Notes	5.250%	1/15/19	540,000	573,886

Total Food & Staples Retailing				2,442,050

Food Products - 0.3%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	1,440,000	1,463,551

Tobacco - 0.7%
Altria Group Inc., Senior Notes	8.500%	11/10/13	400,000	467,555
Altria Group Inc., Senior Notes	9.250%	8/6/19	660,000	801,987
Philip Morris International Inc.	5.650%	5/16/18	970,000	1,044,372
Reynolds American Inc., Senior Notes	7.250%	6/1/13	1,160,000	1,289,868

Total Tobacco				3,603,782

TOTAL CONSUMER STAPLES				11,615,357

ENERGY - 5.8%
Energy Equipment & Services - 1.0%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	720,000	860,769
Sonat Inc., Notes	7.625%	7/15/11	2,454,000	2,562,535
Transocean Inc., Senior Notes	5.250%	3/15/13	1,670,000	1,802,944

Total Energy Equipment & Services				5,226,248

Oil, Gas & Consumable Fuels - 4.8%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	2,200,000	2,396,836
ConocoPhillips	5.200%	5/15/18	2,790,000	2,944,600
Devon Energy Corp.	6.300%	1/15/19	1,800,000	2,009,099
Enbridge Energy Partners LP	9.875%	3/1/19	590,000	766,671
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	800,000	1,012,606
Energy Transfer Partners LP, Senior Notes	9.000%	4/15/19	500,000	613,956
Enterprise Products Operating LLP, Senior Bonds	6.300%	9/15/17	2,150,000	2,361,734
Gazprom, Loan Participation Notes	6.212%	11/22/16	120,000	123,600	(b)
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	2,150,000	2,308,988
Noble Energy Inc., Senior Notes	8.250%	3/1/19	340,000	411,775
Pemex Project Funding Master Trust	5.750%	3/1/18	190,000	195,538
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,233,000	1,263,197

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Petroleos Mexicanos, Notes	8.000%	5/3/19	1,720,000	2,016,700
Shell International Finance BV, Senior Notes	4.375%	3/25/20	1,320,000	1,308,622
Williams Cos. Inc., Notes	7.875%	9/1/21	533,000	627,564
Williams Partners LP, Senior Notes	5.250%	3/15/20	460,000	460,938	(b)
XTO Energy Inc., Senior Notes	7.500%	4/15/12	859,000	962,374
XTO Energy Inc., Senior Notes	6.250%	4/15/13	1,645,000	1,836,708

Total Oil, Gas & Consumable Fuels				23,621,506

TOTAL ENERGY				28,847,754

FINANCIALS - 33.4%
Capital Markets - 3.9%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	1,450,000	1,601,838
Bear Stearns Cos. LLC, Senior Notes	7.250%	2/1/18	1,110,000	1,282,816
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	5,010,000	4,245,975	(c)(d)
Goldman Sachs Capital III, Preferred Securities	1.022%	9/1/12	2,590,000	1,800,050	(c)(d)
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	70,000	76,649
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	420,000	416,115
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	4,090,000	1,094,075	(a)(b)(e)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	1,590,000	425,325	(a)(b)(e)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	6,200,000	15,500	(a)(c)(d)
Lehman Brothers Holdings E-Capital Trust I, Notes	3.850%	8/19/65	360,000	900	(a)(c)
Lehman Brothers Holdings Inc., Medium-Term Notes	5.625%	1/24/13	600,000	141,000	(a)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	30,000	75	(a)
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	1,500,000	1,490,993
Morgan Stanley	5.550%	4/27/17	1,180,000	1,206,832
Morgan Stanley	7.300%	5/13/19	2,100,000	2,320,099
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	3,190,000	3,147,040

Total Capital Markets				19,265,282

Commercial Banks - 10.4%
Achmea Hypotheekbank NV	3.200%	11/3/14	3,690,000	3,737,055	(b)
ANZ National International Ltd., Senior Notes	2.375%	12/21/12	1,590,000	1,593,137	(b)
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	50,000	37,625	(c)(d)
Bank of Ireland Governor & Co., Senior Notes	2.750%	3/2/12	2,690,000	2,690,000	(b)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	2.600%	1/22/13	380,000	382,764	(b)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	1,710,000	1,727,849	(b)
Barclays Bank PLC, Junior Subordinated Bonds	7.434%	12/15/17	390,000	384,150	(b)(c)(d)
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	310,000	331,030
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	960,000	990,017	(b)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	720,000	939,629	(b)
BB&T Corp., Senior Notes	3.850%	7/27/12	750,000	781,611
BNP Paribas, Senior Notes	2.125%	12/21/12	700,000	702,932
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	4,630,000	4,682,101	(b)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	650,000	658,917	(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,350,000	1,461,375	(b)(c)(d)
Dexia Credit Local NY, Senior Notes	2.000%	3/5/13	4,910,000	4,878,183	(b)
Glitnir Banki HF	6.329%	7/28/11	120,000	35,400	(a)(b)(c)(e)
Glitnir Banki HF, Notes	5.815%	1/21/11	4,430,000	1,306,850	(a)(b)(c)(e)
Glitnir Banki HF, Notes	6.375%	9/25/12	1,980,000	584,100	(a)(b)(e)
Glitnir Banki HF, Senior Notes	5.678%	1/18/12	100,000	29,500	(a)(b)(c)(e)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	910,000	91	(a)(b)(e)
Landsbanki Islands HF	7.431%	10/19/17	1,830,000	183	(a)(b)(d)(e)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	2,330,000	267,950	(a)(b)(e)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	1,210,000	1,180,582	(b)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	900,000	906,805	(b)
Nordea Bank AB, Senior Notes	4.875%	1/27/20	690,000	684,225	(b)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	745,000	958,710	(b)(c)(d)
Royal Bank of Scotland Group PLC	9.118%	8/16/10	2,431,000	2,218,287	(d)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	1,170,000	1,169,707

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	270,000	280,098	(b)
Santander Issuances SA Unipersonal, Subordinated Notes	5.805%	6/20/16	1,030,000	1,027,708	(b)(c)
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	2,975,000	2,063,142	(b)(c)(d)
SunTrust Capital, Trust Preferred Securities	6.100%	12/1/66	550,000	452,656	(c)
Swedbank AB	0.701%	1/14/13	2,400,000	2,393,386	(b)(c)
U.S. Bancorp	4.200%	5/15/14	1,050,000	1,101,652
Wachovia Capital Trust III, Junior Subordinated Bonds	5.800%	3/15/11	708,000	600,030	(c)(d)
Wachovia Corp., Subordinated Notes	0.589%	10/28/15	1,170,000	1,085,366	(c)
Wells Fargo & Co., Senior Notes	3.750%	10/1/14	3,530,000	3,572,759
Wells Fargo Capital X, Capital Securities	5.950%	12/1/86	2,500,000	2,292,092
Westpac Banking Corp., Notes	3.250%	12/16/11	600,000	620,394	(b)
Westpac Banking Corp., Senior Notes	2.900%	9/10/14	1,010,000	1,021,316	(b)

Total Commercial Banks				51,831,364

Consumer Finance - 5.0%
Aiful Corp., Notes	5.000%	8/10/10	551,000	526,205	(b)
American Express Co., Senior Notes	8.125%	5/20/19	550,000	666,159
American Express Credit Corp., Senior Notes	5.125%	8/25/14	3,240,000	3,439,999
American Honda Finance Corp., Senior Notes	3.500%	3/16/15	1,020,000	1,014,736	(b)
Caterpillar Financial Services Corp., Notes	1.900%	12/17/12	1,370,000	1,379,395
FIA Credit Services N.A., Subordinated Notes	7.125%	11/15/12	1,330,000	1,457,288	(b)
GMAC Inc., Notes	2.200%	12/19/12	11,160,000	11,327,701
GMAC Inc., Senior Notes	7.500%	12/31/13	390,000	396,825
GMAC Inc., Senior Notes	6.750%	12/1/14	955,000	950,225
GMAC Inc., Subordinated Notes	8.000%	12/31/18	325,000	320,125
Nelnet Inc., Notes	7.400%	9/15/61	710,000	590,492	(c)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	3,000,000	3,034,083

Total Consumer Finance				25,103,233

Diversified Financial Services - 9.8%
Bank of America Corp., Notes, Preferred Securities	8.000%	1/30/18	1,420,000	1,448,869	(c)(d)
Bank of America Corp., Senior Notes	4.500%	4/1/15	290,000	292,419
Bank of America Corp., Senior Notes	7.625%	6/1/19	590,000	674,879
CDP Financial Inc.	4.400%	11/25/19	890,000	871,953	(b)
Citigroup Funding Inc., Notes	2.250%	12/10/12	13,850,000	14,074,786
Citigroup Inc., Senior Notes	6.375%	8/12/14	1,110,000	1,185,816
Citigroup Inc., Senior Notes	5.500%	10/15/14	470,000	486,406
Citigroup Inc., Senior Notes	6.010%	1/15/15	280,000	294,159
Citigroup Inc., Senior Notes	8.500%	5/22/19	5,680,000	6,629,616
FDIC Structured Sale Guaranteed Notes, zero coupon bond	0.000%	10/25/13	1,400,000	1,283,706	(b)(f)
General Electric Capital Corp., Senior Notes	5.900%	5/13/14	2,390,000	2,629,588
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	2,000,000	2,090,024
General Electric Capital Corp., Senior Notes	6.000%	8/7/19	220,000	232,467
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	2,855,000	2,680,131	(c)
ILFC E-Capital Trust I	5.900%	12/21/65	250,000	192,500	(b)(c)
JPMorgan Chase Capital XXII	6.450%	2/2/37	2,600,000	2,413,861
Merna Reinsurance Ltd., Subordinated Notes	2.040%	6/30/12	1,300,000	1,289,340	(b)(c)
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	1,872,000	1,856,176	(c)(d)
Private Export Funding Corp.	3.550%	4/15/13	1,640,000	1,719,525
TNK-BP Finance SA	6.875%	7/18/11	703,000	731,120	(b)
TNK-BP Finance SA, Notes	6.125%	3/20/12	210,000	218,663	(b)
Westpac Securities NZ Ltd., Senior Notes	2.500%	5/25/12	1,710,000	1,745,123	(b)
ZFS Finance USA Trust I	1.407%	12/15/65	1,570,000	1,491,500	(b)(c)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	2,060,000	1,967,300	(b)(c)

Total Diversified Financial Services				48,499,927

Insurance - 3.4%
Allstate Life Global Funding Trust	5.375%	4/30/13	1,900,000	2,069,761
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	250,000	232,292

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
American International Group Inc., Senior Notes	8.250%	8/15/18	500,000	524,640
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	2,190,000	2,208,694
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/67	3,100,000	3,162,000	(b)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/66	70,000	62,650
Metropolitan Life Global Funding I, Notes	2.875%	9/17/12	1,460,000	1,484,087	(b)
Prudential Financial Inc., Senior Notes	2.750%	1/14/13	1,820,000	1,822,215
Suncorp-Metway Ltd., Senior Notes	1.751%	7/16/12	2,350,000	2,422,093	(b)(c)
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	330,000	357,962	(b)
Travelers Cos. Inc., Junior Subordinated Debentures	6.250%	3/15/67	2,370,000	2,332,921	(c)

Total Insurance				16,679,315

Thrifts & Mortgage Finance - 0.9%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	4,400,000	4,677,209

TOTAL FINANCIALS				166,056,330

HEALTH CARE - 2.2%
Health Care Equipment & Supplies - 0.6%
Baxter International Inc., Senior Notes	5.900%	9/1/16	500,000	565,844
Hospira Inc., Senior Notes	5.550%	3/30/12	1,700,000	1,807,907
Medtronic Inc., Senior Notes	4.450%	3/15/20	390,000	388,133

Total Health Care Equipment & Supplies				2,761,884

Health Care Providers & Services - 0.6%
HCA Inc., Notes	8.750%	9/1/10	822,000	838,440
Universal Health Services Inc.	6.750%	11/15/11	1,720,000	1,841,296
WellPoint Inc., Notes	5.875%	6/15/17	100,000	107,367

Total Health Care Providers & Services				2,787,103

Pharmaceuticals - 1.0%
Abbott Laboratories, Senior Notes	5.125%	4/1/19	1,270,000	1,337,727
GlaxoSmithKline Capital Inc., Senior Bonds	5.650%	5/15/18	1,690,000	1,835,075
Pfizer Inc., Senior Notes	6.200%	3/15/19	1,190,000	1,344,082
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	650,000	718,331	(b)

Total Pharmaceuticals				5,235,215

TOTAL HEALTH CARE				10,784,202

INDUSTRIALS - 2.1%
Aerospace & Defense - 0.4%
Boeing Co., Senior Notes	6.000%	3/15/19	1,250,000	1,378,998
Systems 2001 Asset Trust	6.664%	9/15/13	775,157	818,759	(b)

Total Aerospace & Defense				2,197,757

Airlines - 0.3%
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	615,339	627,646
US Airways Pass-Through Trust	6.850%	1/30/18	1,235,978	1,056,761

Total Airlines				1,684,407

Commercial Services & Supplies - 0.3%
Allied Waste North America Inc., Senior Notes	7.125%	5/15/16	1,230,000	1,336,087

Industrial Conglomerates - 0.6%
Tyco International Group SA, Notes	6.000%	11/15/13	1,358,000	1,500,752
United Technologies Corp., Senior Notes	4.500%	4/15/20	1,430,000	1,436,602

Total Industrial Conglomerates				2,937,354

Road & Rail - 0.5%
Canadian National Railway Co. Financing Pass- Through Trusts, Secured Bonds	7.195%	1/2/16	2,152,155	2,456,255	(f)

TOTAL INDUSTRIALS				10,611,860

MATERIALS - 2.3%
Chemicals - 0.7%
Dow Chemical Co.	6.000%	10/1/12	1,770,000	1,926,776
Lubrizol Corp., Senior Notes	8.875%	2/1/19	1,130,000	1,425,223

Total Chemicals				3,351,999

Metals & Mining - 1.2%
Alcoa Inc., Notes	6.000%	7/15/13	570,000	608,002

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	1,000,000	1,143,295
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	2,210,000	2,663,056
Vale Overseas Ltd., Notes	6.250%	1/23/17	1,390,000	1,507,024

Total Metals & Mining				5,921,377

Paper & Forest Products - 0.4%
Willamette Industries Inc.	7.125%	7/22/13	1,839,000	1,928,449

TOTAL MATERIALS				11,201,825

TELECOMMUNICATION SERVICES - 4.6%
Diversified Telecommunication Services - 2.5%
AT&T Inc., Global Notes	5.600%	5/15/18	720,000	769,087
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	1,800,000	1,935,007
Embarq Corp., Notes	7.082%	6/1/16	1,380,000	1,503,023
Qwest Corp., Notes	8.875%	3/15/12	1,510,000	1,653,450
Telecom Italia Capital S.p.A., Senior Notes	5.250%	10/1/15	1,400,000	1,433,449
Telecom Italia Capital SA, Senior Notes	6.999%	6/4/18	1,350,000	1,460,018
Telefonica Emisiones SAU	0.580%	2/4/13	3,570,000	3,492,392	(c)

Total Diversified Telecommunication Services				12,246,426

Wireless Telecommunication Services - 2.1%
America Movil SAB de CV, Senior Notes	3.625%	3/30/15	730,000	732,477	(b)
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	450,000	475,372
Cellco Partnership/Verizon Wireless Capital LLC	5.550%	2/1/14	3,000,000	3,278,526
New Cingular Wireless Services Inc., Notes	8.125%	5/1/12	3,000,000	3,385,401
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	2,669,000	2,775,760

Total Wireless Telecommunication Services				10,647,536

TOTAL TELECOMMUNICATION SERVICES				22,893,962

UTILITIES - 1.8%
Electric Utilities - 0.9%
Duke Energy Corp., Notes	6.250%	1/15/12	1,078,000	1,169,831
Duke Energy Corp., Senior Notes	6.300%	2/1/14	750,000	835,495
FirstEnergy Corp., Notes	7.375%	11/15/31	140,000	144,884
FirstEnergy Solutions Corp., Senior Notes	4.800%	2/15/15	1,510,000	1,545,369
MidAmerican Energy Holdings Co., Senior Notes	5.875%	10/1/12	827,000	902,783

Total Electric Utilities				4,598,362

Independent Power Producers & Energy Traders - 0.4%
TXU Corp., Senior Notes	5.550%	11/15/14	2,480,000	1,810,400

Multi-Utilities - 0.5%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	1,046,000	1,133,422
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	1,160,000	1,463,434

Total Multi-Utilities				2,596,856

TOTAL UTILITIES				9,005,618

TOTAL CORPORATE BONDS & NOTES (Cost - $292,468,784)				282,591,034

ASSET-BACKED SECURITIES - 4.9%
FINANCIALS - 4.9%
Automobiles - 0.7%
AESOP Funding II LLC, 2010-2A A	3.630%	8/20/14	690,000	689,931	(b)
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	1,980,000	2,038,061	(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	480,000	500,965	(b)

Total Automobiles				3,228,957

Credit Cards - 0.6%
Citibank Credit Card Issuance Trust, 2009-A5 A5	2.250%	12/23/14	2,840,000	2,856,504

Home Equity - 3.3%
ABFS Mortgage Loan Trust, 2002-3 A	4.763%	9/15/33	35,779	34,366
AFC Home Equity Loan Trust, 2003-3 1A	0.596%	10/25/30	594,941	321,090	(b)(c)(f)
Bear Stearns Asset-Backed Securities Trust, 2007- HE6 1A1	1.496%	8/25/37	1,950,146	1,191,424	(c)
Countrywide Asset-Backed Certificates, 2002-BC1	0.906%	4/25/32	272,115	154,527	(c)
Countrywide Asset-Backed Certificates, 2005-5 M1	0.706%	10/25/35	800,000	731,037	(c)
Countrywide Asset-Backed Certificates, 2005-6 M1	0.736%	12/25/35	1,950,000	1,725,458	(c)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.380%	11/15/36	3,157,821	2,290,386	(c)
Credit-Based Asset Servicing and Securitization LLC, 2005-CB3 M1	0.686%	5/25/35	800,000	688,212	(c)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.866%	1/25/35	1,320,000	1,133,274	(b)(c)
First Horizon ABS Trust, 2007-HE1 A	0.361%	9/25/29	798,066	557,370	(c)
GRMT Mortgage Loan Trust, 2001-1A A5	6.650%	7/20/31	404,714	401,352	(b)
Home Equity Asset Trust, 2005-3 M2	0.686%	8/25/35	860,000	812,700	(c)
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.506%	3/25/31	160,891	84,979	(c)
MSDWCC Heloc Trust, 2003-1 A	0.786%	11/25/15	345,183	289,479	(c)
Novastar Home Equity Loan, 2004-1 M3	1.071%	6/25/34	2,400,000	1,695,247	(c)
Park Place Securities Inc., 2004-WCW1 M2	0.926%	9/25/34	2,500,000	2,022,727	(c)
Quest Trust, 2005-X1 M1	0.746%	3/25/35	440,251	426,738	(b)(c)
Residential Asset Mortgage Products Inc., 2003- RZ4 A7	4.790%	6/25/33	757,147	748,070
Soundview Home Equity Loan Trust, 2005-3 M2	0.766%	6/25/35	824,414	783,598	(c)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	618,201	541,331

Total Home Equity				16,633,365

Manufactured Housing - 0.1%
Conseco Finance Securitizations Corp., 2000-4 A6	8.310%	5/1/32	523,037	393,925	(c)

Student Loan - 0.2%
Nelnet Student Loan Trust, 2008-4 A4	1.729%	4/25/24	1,140,000	1,198,402	(c)

TOTAL ASSET-BACKED SECURITIES (Cost - $25,096,272)				24,311,153

COLLATERALIZED MORTGAGE OBLIGATIONS - 8.1%
ARM Trust, 2004-5 4A1	5.297%	4/25/35	626,938	588,441	(c)
Banc of America Funding Corp., 2005-B 2A1	4.011%	4/20/35	1,480,199	1,021,341	(c)
Bayview Commercial Asset Trust, 2005-1A A2	0.596%	4/25/35	1,160,846	788,037	(b)(c)
Bear Stearns Alt-A Trust, 2005-2 2A4	3.074%	4/25/35	1,148,547	859,376	(c)
Citigroup Mortgage Loan Trust Inc., 2005-11A3	4.900%	12/25/35	2,027,466	1,843,971	(c)
Citigroup Mortgage Loan Trust Inc., 2005-8, 1A1A	5.247%	10/25/35	1,330,135	966,423	(c)
Countrywide Home Loans, 2004-20 2A1	3.006%	9/25/34	407,491	168,608	(c)
Countrywide Home Loans, 2004-R1 1AF	0.646%	11/25/34	483,736	387,678	(b)(c)
Countrywide Home Loans, 2006-R2 AF1	0.666%	7/25/36	789,953	597,449	(b)(c)
Credit Suisse Mortgage Capital Certificates, 2009- 3R 25A1	5.650%	7/27/36	604,199	576,921	(b)(c)
CS First Boston Mortgage Securities Corp., 2005-9 3A1	6.000%	10/25/35	1,627,538	1,094,011
Deutsche Mortgage Securities Inc., 2004-4 3AR1	4.041%	6/25/34	510,405	394,684	(c)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.779%	2/25/48	1,922,275	1,927,677	(b)(c)
First Horizon Mortgage Pass-Through Trust, 2003- AR2 2A1	3.105%	7/25/33	1,081,122	988,475	(c)
GE Capital Commercial Mortgage Corp., 2001-2 A4	6.290%	8/11/33	2,480,000	2,587,735
GMAC Mortgage Corporation Loan Trust, 2005- AR5 3A1	4.926%	9/19/35	991,034	836,591	(c)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.596%	1/25/35	381,138	315,523	(b)(c)
Harborview Mortgage Loan Trust, 2004-10 4A	2.953%	1/19/35	974,322	864,191	(c)
HSI Asset Securitization Corp. Trust, 2005-NC1 2A3	0.606%	7/25/35	270,437	252,940	(c)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	6.143%	11/25/37	2,214,087	1,626,856	(c)
JPMorgan Mortgage Trust, 2004-A3 SF3	4.552%	6/25/34	1,171,198	1,143,284	(c)
MASTR ARM Trust, 2004-11 M1	0.886%	11/25/34	1,041,233	922,832	(c)
MASTR ARM Trust, 2004-13 3A7	3.096%	11/21/34	6,815,190	6,011,168	(c)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.596%	5/25/35	330,710	268,620	(b)(c)
Merrill Lynch Mortgage Investors Inc., 2005-A2	2.801%	2/25/35	995,146	909,352	(c)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	3.014%	2/25/34	1,209,376	1,126,916	(c)
MLCC Mortgage Investors Inc., 2005-1 2A2	2.479%	4/25/35	1,294,589	1,148,876	(c)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MLCC Mortgage Investors Inc., 2005-1, 2A1	2.479%	4/25/35	416,007	372,782	(c)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	1,565,784	1,318,684	(b)
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	1,718,044	1,674,556
SACO I Trust, 2007-VA1 A	8.543%	6/25/21	1,479,648	1,511,091	(b)(c)
Sequoia Mortgage Trust, 2003-3 A1	0.570%	7/20/33	932,873	795,552	(c)
Structured Asset Mortgage Investments Inc., 2004- AR8 A1	0.577%	5/19/35	1,432,503	1,020,744	(c)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	2,830,000	2,606,432
Structured Asset Securities Corp., 2005-RF2 A	0.596%	4/25/35	897,793	721,660	(b)(c)
Washington Mutual Inc., 2004-AR11	2.890%	10/25/34	215,604	197,487	(c)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $44,269,503)				40,436,964

MORTGAGE-BACKED SECURITIES - 2.0%
FHLMC - 0.6%
Federal Home Loan Mortgage Corp. (FHLMC)	3.260%	1/1/19	6,292	6,484	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	9.300%	4/15/19	27,579	31,018
Federal Home Loan Mortgage Corp. (FHLMC)	3.002%	12/1/34	853,352	879,171	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	3.422%	7/1/35	2,048,689	2,114,602	(c)
Federal Home Loan Mortgage Corp. (FHLMC), IO	10.000%	3/1/21	3,009	675	(e)

Total FHLMC				3,031,950

FNMA - 1.4%
Federal National Mortgage Association (FNMA)	8.000%	9/1/15	20,132	21,778
Federal National Mortgage Association (FNMA)	2.997%	3/1/18	12,376	12,532	(c)
Federal National Mortgage Association (FNMA)	9.500%	4/15/21	22,898	26,264
Federal National Mortgage Association (FNMA)	2.960%	12/1/34	393,159	404,757	(c)
Federal National Mortgage Association (FNMA)	2.121%	1/1/35	2,314,514	2,398,578	(c)
Federal National Mortgage Association (FNMA), Grantor Trust	5.763%	12/25/11	3,663,449	3,919,767
Federal National Mortgage Association (FNMA), PO PAC	0.000%	5/25/22	3,127	2,963	(e)

Total FNMA				6,786,639

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $9,475,046)				9,818,589

MUNICIPAL BONDS - 0.7%
California - 0.1%
California State, GO	6.200%	10/1/19	450,000	460,229

Virginia - 0.6%
Virginia State Housing Development Authority	6.000%	6/25/34	2,748,615	2,755,569

TOTAL MUNICIPAL BONDS (Cost - $3,163,862)				3,215,798

SOVEREIGN BONDS - 1.3%
Canada - 0.7%
Province of Ontario	4.000%	10/7/19	3,600,000	3,534,927

Japan - 0.6%
Japan Bank for International Coop., Senior Notes	2.875%	2/2/15	2,690,000	2,694,153

Russia - 0.0%
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	16,660	19,202	(b)

TOTAL SOVEREIGN BONDS (Cost - $6,295,481)				6,248,282

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 23.6%
U.S. Government Agencies - 10.1%
Farmer Mac	3.000%	9/22/14	120,000	121,805
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	3,350,000	3,504,033	(b)
Federal Farm Credit Bank (FFCB)	4.875%	4/4/12	2,561,000	2,747,782
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.160%	5/4/11	25,200,000	25,214,036	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes	5.000%	2/16/17	3,430,000	3,730,468

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	4,420,000	4,759,014
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	1,590,000	1,697,357
Federal National Mortgage Association (FNMA), zero coupon bond	0.000%	10/9/19	6,820,000	3,990,314
Tennessee Valley Authority	5.625%	1/18/11	373,000	388,455
Tennessee Valley Authority	5.250%	9/15/39	1,090,000	1,077,877
Tennessee Valley Authority, Bonds	6.790%	5/23/12	2,747,000	3,061,968
Tennessee Valley Authority, Bonds	5.980%	4/1/36	70,000	75,996

Total U.S. Government Agencies				50,369,105

U.S. Government Obligations - 13.5%
U.S. Treasury Bonds	4.500%	8/15/39	1,960,000	1,892,625
U.S. Treasury Bonds	4.375%	11/15/39	2,220,000	2,099,287
U.S. Treasury Notes	1.000%	3/31/12	690,000	689,676
U.S. Treasury Notes	1.375%	3/15/13	700,000	695,898
U.S. Treasury Notes	2.375%	2/28/15	6,120,000	6,077,956
U.S. Treasury Notes	2.500%	3/31/15	6,100,000	6,082,859
U.S. Treasury Notes	3.250%	5/31/16	3,780,000	3,827,545
U.S. Treasury Notes	3.125%	1/31/17	22,340,000	22,181,185
U.S. Treasury Notes	3.000%	2/28/17	13,210,000	13,002,563
U.S. Treasury Notes	3.375%	11/15/19	5,040,000	4,863,207
U.S. Treasury Notes	3.625%	2/15/20	5,600,000	5,504,626

Total U.S. Government Obligations				66,917,427

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $117,252,215)				117,286,532

U.S. TREASURY INFLATION PROTECTED SECURITIES - 1.1%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	1,579,317	1,653,224	(g)
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	2,626,893	2,486,725	(g)
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	1,463,268	1,546,719

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $5,251,852)				5,686,668

SECURITY	RATE		SHARES	VALUE
PREFERRED STOCKS - 0.1%
FINANCIALS — 0.1%
Diversified Financial Services - 0.1%
Home Ownership Funding Corp.	1.000%		600	57,679	(b)(e)(f)
Home Ownership Funding II	1.000%		1,800	173,038	(b)(e)(f)

Total Diversified Financial Services				230,717

Thrifts & Mortgage Finance - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		84,900	107,823	*(c)
Federal National Mortgage Association (FNMA)	8.250%		61,925	78,645	*(c)

Total Thrifts & Mortgage Finance				186,468

TOTAL PREFERRED STOCKS (Cost - $5,612,735)				417,185

SECURITY		EXPIRATION DATE	CONTRACTS	VALUE
PURCHASED OPTIONS - 0.0%
Eurodollar Mid Curve 1-Year Futures, Put @ $98.13		4/16/10	445	19,469
U.S. Treasury 10-Year Notes Futures, Call @ $119.00		5/21/10	157	26,984
U.S. Treasury 30-Year Bonds Futures, Call @ $121.00		5/21/10	13	2,234

TOTAL PURCHASED OPTIONS (Cost - $103,314)				48,687

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $508,989,064)				490,060,892

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
SHORT-TERM INVESTMENTS - 0.8%
U.S. Government Agency - 0.3%
Federal National Mortgage Association (FNMA), Discount Notes (Cost - $1,498,920)	0.180%	8/23/10	$1,500,000	1,498,740	(g)(h)

Repurchase Agreement - 0.5%
Deutsche Bank Securities Inc. repurchase agreement dated 3/31/10; Proceeds at maturity - $2,440,001; (Fully collateralized by U.S. government agency obligation, 1.050% due 11/15/10; Market value - $2,488,799) (Cost - $2,440,000)	0.020%	4/1/10	2,440,000	2,440,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $3,938,920)				3,938,740

TOTAL INVESTMENTS - 99.5% (Cost - $512,927,984#)				493,999,632
Other Assets in Excess of Liabilities - 0.5%				2,648,090

TOTAL NET ASSETS - 100.0%				$496,647,722

*	Non-income producing security.

(a)	The coupon payment on these securities is currently in default as of March 31, 2010.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	Illiquid security.

(f)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(h)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
GO	— General Obligation
IO	— Interest Only
MASTR	— Mortgage Asset Securitization Transactions Inc.
PAC	— Planned Amortization Class

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	6/14/10	$99.38	32	$21,200
Eurodollar Futures, Call	6/14/10	99.50	78	29,250
Eurodollar Futures, Call	9/13/10	99.25	21	14,831
Eurodollar Futures, Call	9/13/10	99.50	312	74,100
Eurodollar Futures, Call	9/13/10	98.75	209	382,731
Eurodollar Futures, Call	3/14/11	98.75	96	92,400
Eurodollar Futures, Put	6/14/10	99.50	78	3,413
Eurodollar Futures, Put	3/14/11	98.75	96	75,600
Eurodollar Mid Curve 1-Year Futures, Put	4/16/10	97.88	445	5,563

TOTAL WRITTEN OPTIONS (Premiums received — $580,970)				$699,088

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Intermediate Bond Portfolio (the “Fund”), is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the last quoted bid price as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$278,851,073	$3,739,961	$282,591,034
Asset-backed securities	—	23,177,363	1,133,790	24,311,153
Collateralized mortgage obligations	—	40,436,964	—	40,436,964
Mortgage-backed securities	—	9,818,589	—	9,818,589
Municipal bonds	—	3,215,798	—	3,215,798
Sovereign bonds	—	6,248,282	—	6,248,282
U.S. government & agency obligations	—	117,286,532	—	117,286,532
U.S. treasury inflation protected securities	—	5,686,668	—	5,686,668

Notes to Schedule of Investments (unaudited) (continued)

Preferred stocks	$186,468	—	230,717	417,185
Purchased options	48,687	—	—	48,687

Total long-term investments	$235,155	$484,721,269	$5,104,468	$490,060,892

Short-term investments†	—	3,938,740	—	3,938,740

Total investments	$235,155	$488,660,009	$5,104,468	$493,999,632

Other financial instruments:
Futures contracts	$(160,666)	—	—	$(160,666)
Written options	(699,088)	—	—	(699,088)
Interest rate swaps‡	—	$(624,730)	—	(624,730)
Credit default swaps on corporate issues - sell protection‡	—	(74)	—	(74)
Credit default swaps on corporate issues - buy protection‡	—	(30,906)	—	(30,906)
Credit default swaps on credit indices - sell protection‡	—	(244,489)	—	(244,489)
Credit default swaps on credit indices - buy protection‡	—	(211,864)	—	(211,864)

Total other financial instruments	$(859,754)	$(1,112,063)	—	$(1,971,817)

Total	$(624,599)	$487,547,946	$5,104,468	$492,027,815

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	ASSET- BACKED SECURITIES	PREFERRED STOCKS	TOTAL
Balance as of December 31, 2009	—	$328,129	$230,595	$558,724
Accrued premiums/discounts	$(12,387)	(9)	—	(12,396)
Realized gain/(loss)(1)	—	(17)	—	(17)
Change in unrealized appreciation (depreciation)(2)	(51,727)	6,030	122	(45,575)
Net purchases (sales)	3,804,075	799,657	—	4,603,732
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—

Balance as of March 31, 2010	$3,739,961	$1,133,790	$230,717	$5,104,468

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2010(2)	$(51,727)	$6,030	$122	$(45,575)

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is

Notes to Schedule of Investments (unaudited) (continued)

marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap

Notes to Schedule of Investments (unaudited) (continued)

provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps. The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Stripped Securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in

Notes to Schedule of Investments (unaudited) (continued)

response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$16,450,493
Gross unrealized depreciation	(35,378,845)

Net unrealized depreciation	$(18,928,352)

At March 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	184	12/11	$4,628,224	$4,953,500	$325,276
U.S. Treasury 5-Year Notes	474	6/10	54,554,103	54,435,937	(118,166)

					$207,110

Contracts to Sell:
90-Day Eurodollar	184	12/10	45,244,477	45,618,200	(373,723)
U.S. Treasury 2-Year Notes	5	6/10	1,085,452	1,084,766	686
U.S. Treasury 10-Year Notes	54	6/10	6,282,761	6,277,500	5,261

					$(367,776)

Net Unrealized Loss on Open Futures Contracts					$(160,666)

During the period ended March 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	1,445	$823,626
Options written	3,009	977,190
Options closed	(2,923)	(1,151,616)
Options exercised	–	–
Options expired	(164)	(68,230)

Written options, outstanding March 31, 2010	1,367	$580,970

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2010, the Fund had the following open swap contracts:

At March 31, 2010, the Fund had the following open swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Interest Rate Swaps:
Morgan Stanley & Co., Inc.	$25,300,000	2/28/14	2.9075% Semi- Annually	3-month LIBOR	—	$(624,730)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[1]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2010[2]	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Default Swaps on Corporate Issues - Sell Protection[3]
Morgan Stanley & Co., Inc. (SLM Corp., 5.125%, due 8/27/12)	$800,000	9/20/12	2.60%	2.6% Quarterly	$(74)	—	$(74)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[1]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Default Swaps on Corporate Issues - Buy Protection[4]
The Goldman Sachs Group, Inc. (Assured Guaranty Municipal Corp., 0.48023%, due 11/15/2013)	$330,000	3/20/11	5% Quarterly	$(5,814)	$(3,329)	$(2,485)
The Goldman Sachs Group, Inc. (Assured Guaranty Municipal Corp., 0.48023%, due 11/15/2013)	100,000	3/20/11	5% Quarterly	(1,762)	(908)	(854)
The Goldman Sachs Group, Inc. (Assured Guaranty Municipal Corp., 0.48023%, due 11/15/2013)	220,000	3/20/13	5% Quarterly	(7,085)	(1,446)	(5,639)
The Goldman Sachs Group, Inc. (Assured Guaranty Municipal Corp., 0.48023%, due 11/15/2013)	60,000	3/20/13	5% Quarterly	(1,933)	(236)	(1,697)
The Goldman Sachs Group, Inc. (Assured Guaranty Municipal Corp., 0.48023%, due 11/15/2013)	330,000	3/20/15	5% Quarterly	(5,167)	3,204	(8,371)
The Goldman Sachs Group, Inc. (Assured Guaranty Municipal Corp., 0.48023%, due 11/15/2013)	100,000	3/20/15	5% Quarterly	(1,566)	1,353	(2,919)
The Goldman Sachs Group, Inc. (Assured Guaranty Municipal Corp., 0.48023%, due 11/15/2013)	420,000	3/20/20	5% Quarterly	(6,920)	11,036	(17,956)
The Goldman Sachs Group, Inc. (Assured Guaranty Municipal Corp., 0.48023%, due 11/15/2013)	40,000	3/20/20	5% Quarterly	(659)	1,274	(1,933)

Total	$1,600,000			$(30,906)	$10,948	$(41,854)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[1]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[5]	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Default Swaps on Credit Indices - Sell Protection[3]
The Goldman Sachs Group, Inc. (CDX IG HVOL 9)	$1,082,663	12/20/12	1.4% Quarterly	$(32,097)	$(81,635)	$49,538

Notes to Schedule of Investments (unaudited) (continued)

The Goldman Sachs Group, Inc. (iBoxx IG HiVol4)	7,550,941	6/20/12	1% Quarterly	(212,392)	(37,402)	(174,990)

Total	$8,633,604			$(244,489)	$(119,037)	$(125,452)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[1]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[5]	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Default Swaps on Credit Indices - Buy Protection[4]
Barclays Capital Inc. (CDX IG 11)	$10,515,200	12/20/13	1.5% Quarterly	$(211,864)	$280,889	$(492,753)

1	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

2	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

3	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

4	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

5	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2010.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Written Options, at value	Purchased Options, at value	Swap Contracts, at value	Total
Interest Rate Contracts	$331,223	$(491,889)	$(699,088)	$48,687	$(624,730)	$(1,435,797)
Credit Contracts	—	—	—	—	(487,333)	(487,333)
Other Contracts	—	—	—	—	—	—

Total	$331,223	$(491,889)	$(699,088)	$48,687	$(1,112,063)	$(1,923,130)

During the period ended March 31, 2010, the Fund had average market values of $111,223,079, $53,834,511, $842,953 and $98,529 in futures contracts (to buy), futures contracts (to sell), written options and purchased options, respectively. Additionally, the Fund had average notional balances of $25,300,000, $11,315,200 and $9,433,604 in interest rate swaps, credit default swap contracts (to buy protection) and credit default swap contracts (to sell protection).

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a

Notes to Schedule of Investments (unaudited) (continued)

percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of March 31, 2010, the total value of swap positions with credit related contingent features in a net liability position was $487,333. If a contingent feature would have been triggered as of March 31, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The aggregate fair value of assets posted as collateral for all swaps was $700,000.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By	/S/ R. JAY GERKEN
R. Jay Gerken
President

Date:	May 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
President

Date:	May 26, 2010

By	/S/ FRANCES M. GUGGINO
Frances M. Guggino
Principal Financial and Accounting Officer

Date:	May 26, 2010